Exhibit 10.1
                                                                    ------------
                             EMPLOYMENT  AGREEMENT
                             ---------------------



          This Employment Agreement (the "Employment Agreement" or "Agreement") is made and entered into as of the 12th day of June 2007 (the "Execution Date"),
                                   --          ----
by  and  between  N-Viro  International Corporation, a Delaware corporation (the
"Company"),  and  Robert  W.  Bohmer,  an  individual  ("Employee").N-Viro

                         W  I  T  N  E  S  S  E  T  H:
                         -----------------------------

     WHEREAS, the Company owns and licenses the N-Viro Process, a patented technology to treat and recycle wastewater sludge and other bio-organic wastes, utilizing certain alkaline and mineral by-products produced by cement, lime, electric utilities and other industries (such activities, together with all other activities of the Company, as conducted at or prior to the termination of this Employment Agreement, and any future activities reasonably related thereto that are contemplated by the Company at the termination of this Employment Agreement identified in writing by the Company to Employee at the date of such termination, are hereinafter collectively referred to as the "Business Activities");

     WHEREAS, the Company and Employee have agreed that Employee shall perform the duties of Vice-President of Business Development and General Counsel subject to the terms and conditions set forth in this Employment Agreement.

          NOW, THEREFORE, in consideration of the premises, the mutual promises, covenants and conditions herein contained and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto intending to be legally bound hereby agree as follows:

          Section  1.     Employment.  During  the  Employment  Period  (as
                          ----------
hereinafter defined), the Company shall employ Employee, and Employee shall accept employment with the Company, all upon the terms and subject to the conditions set forth in this Employment Agreement.

          Section 2.     Capacity and Duties.  Employee shall be employed in the
                         -------------------
capacity of Vice President of Business Development and General Counsel of the Company and shall have such other duties, responsibilities and authorities as are assigned to him by the President and Chief Executive Officer and the Board of Directors of the Company (the "Board") so long as such additional duties, responsibilities and authorities are consistent with Employee's position and level of authority as Vice-President of Business Development and General Counsel of the Company. Employee shall report directly to the President and Chief Executive Officer of the Company. Subject to the control and general directions of the Board and the President and Chief Executive Officer and except as otherwise herein provided, Employee shall devote all necessary business time, best efforts and attention to promote and advance the business of the Company and its subsidiaries and affiliates and to perform diligently and faithfully all the duties, responsibilities and obligations of Employee to be performed by him under this Employment Agreement. Employee's duties shall include matters relating to research and development, customer development and relations, national and international sales and/or licensing, national policy and governmental regulations and relations including those relating to water and the environment, negotiating contracts, and supervising litigation. It is expressly understood that Employee also is and/or may become engaged in an of counsel capacity with a law firm and/or maintain representation of other persons or entities, including but not limited to positions as trial counsel of persons or entities other than the Company, subject to the prior approval of the Audit Committee of the Board. Prior to Employee's assuming an of counsel relationship and/or representation of any other person or entity, Employee shall provide advance written notice of such representation to the Audit Committee of the Board. Employee shall not undertake any such representation that the Audit Committee determines, in its sole discretion, will present a conflict of interest with the Company or will unreasonably interfere with Employee's performance of his obligations under this Employment Agreement.

               Section 3. Term of Employment. The term of employment of Employee
                          ------------------
by the Company pursuant to this Employment Agreement shall be for the period (the "Employment Period") commencing on July 1, 2007 (the "Commencement Date")
                                          ------
and  ending  on  July 1, 2009 or such earlier date that Employee's employment is
                 ------
terminated or later date that Employee's employment is extended in accordance with the provisions of this Employment Agreement (the "Termination Date"). So long as Employee is in full compliance with all of the terms and conditions of this Employment Agreement, Employee is not in default under or in breach of any of the covenants, agreements, representations or warranties set forth in this Employment Agreement and neither Employee nor the Company has delivered a Notice of Termination (as hereinafter defined) to the other at least thirty (30) days prior to expiration of the then-current Employment Period that the Employment Period shall not be extended, then this Employment Agreement and the Employment Period shall automatically be extended for additional successive one (1) year periods.

          Section  4.  Place  of  Employment. Employee's principal place of work
                       ---------------------
shall be deemed to be at the principal offices of the Company in the Toledo, Ohio area or such other locations as may be reasonably designated by the Board. The Company and Employee acknowledge that Employee's principal place of work is consistent with the extensive national and international business travel which may be required of Employee in connection with the performance of his duties, responsibilities and authorities under this Agreement.

          Section  5.     Compensation and Stock Options.  During the Employment
                          ------------------------------
Period, subject to all the terms and conditions of this Employment Agreement and, except as otherwise provided in Sections 9 or 10, as the case may be, as compensation for all services to be rendered by Employee under this Employment Agreement, the Company shall pay to or provide Employee with the following:

               5.01     Base  Salary.  The  Company shall pay to Employee a base
                        ------------
annual salary (the "Base Salary") at the rate of One Hundred Fifty Thousand Dollars ($150,000) per year, payable at such intervals (at least monthly) as salaries are paid generally to other executive officers of the Company. At least once each year on or before each January 1 during the Employment Period, Employee's Base Salary shall be reviewed by the Board and may be at the discretion of the Board increased to an amount determined in good faith based upon a complete review of Employee's performance under this Employment Agreement during the prior year and the growth and profitability of the Company and Employee's contributions thereto, which review shall be communicated in writing to Employee.

               5.02     Stock Options.  On the Execution Date of this Agreement,
                        -------------
the Company shall grant to the Employee Non-Qualified Stock Options to purchase up to one-hundred thousand (100,000) shares of common stock of the Company (the "Common Stock") pursuant to the N-Viro International Corporation 2004 Stock Option Plans and upon the terms and conditions, including the vesting provisions, set forth in the Stock Option Agreement attached hereto as Exhibit "A" and made a part hereof (the "Stock Option").

               5.03     Bonus.  At  the  sole  and  exclusive  discretion of the
                        ------
Board, the Company may pay to Employee an annual cash bonus (the "Cash Bonus") in an amount determined in good faith by the Board based upon a complete review of Employee's performance under this Employment Agreement during the current calendar year and the growth and profitability of the Company and Employee's contribution thereto. Any Cash Bonus payable to Employee pursuant to this
Section 5.03 shall be payable, if at all, on or before December 31, of each year during the Employment Period based upon Employee's performance for the prior calendar year then ended.

          Section  6.     Adherence  to  Standards;  Reports.  Employee  shall
                          ----------------------------------
institute and comply with the written policies, standards, rules and regulations of the Company from time to time established for all executive officers of the Company. Within 2 business days after the end of each month, Employee shall submit a written report to the President and Chief Executive Officer setting forth the legal issues of the Company and the representation activities undertaken by Employee in the prior month.

          Section  7.     Review  of  Performance.  The  President  and  Chief
                          -----------------------
Executive Officer shall periodically (not less than annually) review and evaluate the performance of Employee under this Employment Agreement with Employee.

          Section 8.     Expenses.  The Company shall reimburse Employee for all
                         --------
reasonable, ordinary and necessary expenses (including, but not limited to, automobile and other business travel and customer entertainment expenses) incurred by him in connection with his employment hereunder; provided, however,
                                                              --------  -------
Employee shall render to the Company a complete and accurate accounting of all such expenses in accordance with the substantiation requirements of Section 274 of the Internal Revenue Code of 1986, as amended (the "Code"), as a condition precedent to such reimbursement. Employee will also follow all established guidelines relating to reimbursement of expenses as may be promulgated by the Board.

          Section  9.     Termination with Cause by the Company. This Employment
                          -------------------------------------
Agreement may be terminated with Cause (as hereinafter defined) by the Company provided that the Company shall (i) give Employee the Notice of Termination and
(ii) pay Employee his annual base salary through the Termination Date at the rate in effect at the time the Notice of Termination is given plus any bonus or incentive compensation which have been earned or have become payable pursuant to the terms of this Employment Agreement or any compensation or benefit plan as of the Termination Date, but which have not yet been paid.

          Section  10.     Termination  without  Cause  by  the  Company  or  by
                           -----------------------------------------------------
Employee.  This  Employment  Agreement  may  be terminated by (i) the Company by
--------
reason of the death or Disability (as hereinafter defined) of Employee, (ii) the Company by giving Employee the Notice of Termination, (iii) Employee after giving the Company the Notice of Termination at least thirty (30) days prior to such termination. In the event of termination of this Employment Agreement under this Section 10, the Company shall pay Employee his Base Salary through the Termination Date at the rate in effect at the time the Notice of Termination is given plus any bonus or incentive compensation which are due or have become payable pursuant to the terms of this Employment Agreement or any compensation or benefit plan as of the Termination Date, but which have not yet been paid. In the event of termination of this Employment Agreement under this Section 10 by the Company (other than by reason of the death or Disability of Employee) and such termination is on or prior to the Termination Date that would be in effect if such employment had not been terminated under this Section 10, the Company shall pay to Employee, in addition to the other benefits specifically provided for in this Section, his Base Salary for the period between the Termination Date and the natural expiration of this Employment Agreement or the expiration of any extension period thereof in effect as of the Termination Date. This Section 10 shall not be interpreted so as to limit any benefits to which Employee, as a terminated employee of the Company, or his family may be entitled under the Company's life insurance, medical, hospitalization or disability plans following the Termination Date or under applicable law.

          Section  11.     Definitions.  In  addition  to  the  words  and terms
                           -----------
elsewhere defined in this Employment Agreement, certain capitalized words and terms used in this Employment Agreement shall have the meanings given to them by the definitions and descriptions in this Section 11 unless the context or use indicates another or different meaning or intent, and such definition shall be equally applicable to both the singular and plural forms of any of the capitalized words and terms herein defined. The following words and terms are defined terms under this Employment Agreement:

               11.01 "Disability" shall mean a physical or mental illness which, in the judgment of the Company after consultation with the licensed physician attending Employee, impairs Employee's ability to substantially perform his duties under this Employment Agreement as an employee with or without reasonable accommodation and as a result of which he shall have been absent from his duties with the Company on a full-time basis for three (3) consecutive months.

               11.02 A termination with "Cause" shall mean a termination of this Employment Agreement by reason of (a) a good faith determination by the Board that Employee (i) failed to substantially perform his duties with the Company (other than a failure resulting from his incapacity due to physical or mental illness) after a written demand for substantial performance has been delivered to him by the Board, which demand specifically identifies the manner in which the Board believes he has not substantially performed his duties and Employee has failed to substantially perform as requested within a reasonable time, (ii) has engaged in conduct the consequences of which are materially adverse to the Company, monetarily or otherwise, (iii) is found guilty of fraud, dishonesty or other acts of gross misconduct or misfeasance in the performance of his duties under this Employment Agreement by a court of competent jurisdiction whose decision is final and non-appealable (provided, however, that Employee's Base Salary shall continue to be paid until such decision is final and non-appealable), (iv) is found to be under the influence of illegal drugs or other similar substance while performing his duties under this Employment Agreement or (v) is convicted of a felony (provided, however, that Employee's Base Salary shall continue to be paid until such conviction is final and non-appealable), or (b) the Company makes an assignment for the benefit of creditors, files a voluntary petition in bankruptcy, is involuntarily adjudicated to bankrupt, is liquidated or dissolved or sells substantially all of its assets. No act, or failure to act, on Employee's part shall be grounds for termination with Cause unless he has acted or failed to act with an absence of good faith or without a reasonable belief that his action or failure to act was in or at least not opposed to the best interests of the Company.
Notwithstanding the foregoing, Employee shall not be deemed to have been terminated with Cause unless there shall have been delivered to him a copy of a resolution duly adopted by the affirmative vote of not less than a majority of the entire membership of the Board at a meeting of the Board called at least in part for that purpose finding that in the good faith opinion of the Board, Employee engaged in conduct in the manner or of the type set forth above in the first sentence of this Section 11.02 and specifying the particulars thereof in detail.

               11.03     Notice  of  Termination.  "Notice of Termination" shall
                         -----------------------
mean a written notice which shall indicate the specific termination provision in this Employment Agreement relied upon and shall set forth in reasonable detail the facts and circumstances claimed to provide a basis for termination of Employee's employment under the provision so indicated; provided, however, no
                                                           --------  -------
such purported termination shall be effective without such Notice of Termination; provided further, however, any purported termination by the Company
             ----------------  -------
or by Employee shall be communicated by a Notice of Termination to the other party hereto in accordance with Section 3 of this Employment Agreement.

          Section  12.     Fees  and  Expenses.  The Company shall pay all legal
                           -------------------
fees and related expenses (including the costs of experts, evidence and counsel) incurred by Employee as a result of a contest or dispute over Employee's termination of employment if such contest or dispute is resolved in Employee's favor.

          Section  13.     Indemnification.  Consistent  with  the Bylaws of the
                           ---------------
Company, the Company agrees that it shall indemnify and hold Employee harmless for any judgment(s), costs, fees (including attorney's fees), and/or penalties for any action of any kind that arises from the Employee's performance of his duties under this Employment Agreement unless actions leading to the judgments(s), costs, fees (including attorney's fees) and/or penalties are proven to have resulted from intentional misconduct on the part of the Employee. The Company hereby agrees that it will at all times carry directors and officers liability insurance covering Employee.

          Section  14.     Notices.  For  the  purposes  of  this  Employment
                           -------
Agreement, notices and all other communications provided for in the Employment Agreement shall be in writing and shall be deemed to have been duly given when personally delivered or sent by certified mail, return receipt requested, postage prepaid, or by expedited (overnight) courier with established national reputation, shipping prepaid or billed to sender, in either case addressed to the respective addresses last given by each party to the other (provided that all notices to the Company shall be directed to the attention of the Board with a copy to the Secretary of the Company) or to such other address as either party may have furnished to the other in writing in accordance herewith. All notices and communication shall be deemed to have been received on the date of delivery thereof, on the third business day after the mailing thereof, or on the second day after deposit thereof with an expedited courier service, except that notice of change of address shall be effective only upon receipt.

          Section  15.     Life  Insurance.  The  Company may, at any time after
                           ---------------
the execution of this Employment Agreement, apply for and procure as owner and for its own benefit, life insurance on Employee, in such amounts and in such form or forms as the Company may determine. Employee shall, at the request of the Company, submit to such medical examinations, supply such information, and execute such documents as may be required by the insurance company or companies to whom the Company has applied for such insurance. Employee hereby represents that to his knowledge he is in good physical and mental condition and is not under the influence of drugs or similar substance.

          Section  16.     Proprietary  Information  and  Inventions.  Employee
                           -----------------------------------------
understands  and  acknowledges  that:

          16.01     Trust.  Employee's  employment  creates  a  relationship  of
                    -----
confidence and trust between Employee and the Company with respect to certain information applicable to the business of the Company and its subsidiaries and affiliates (collectively, the "Group") or applicable to the business of any licensee, vendor or customer of any of the Group, which may be made known to Employee by the Group or by any licensee, vendor or customer of any of the Group or learned by Employee during the Employment Period.

          16.02     Proprietary  Information.  The  Group  possesses  and  will
                    ------------------------
continue to possess information that has been created, discovered, or developed by, or otherwise become known to, the Group (including, without limitation, information created, discovered, developed or made known to by Employee during the period of or arising out of his employment by the Company) or in which property rights have been or may be assigned or otherwise conveyed to the Group, which information has commercial value in the business in which the Group is engaged and is treated by the Group as confidential. Except as otherwise herein provided, all such information is hereinafter called "Proprietary Information", which term, as used herein, shall also include, but shall not be limited to, data, functional specifications, computer programs, know-how, research, patents, inventions, discoveries, processes, procedures, formulae, technology, improvements, developments, designs, marketing plans, strategies, forecasts, new products, unpublished financial statements, budgets, projections, licenses, prices, costs, and customer, supplier and potential acquisition candidates lists. Notwithstanding anything contained in this Employment Agreement to the contrary, the term "Proprietary Information" shall not include (i) information which is in the public domain, (ii) information which is published or otherwise becomes part of the public domain through no fault of Employee, (iii) information which Employee can demonstrate was in Employee's possession at the time of disclosure and was not acquired by Employee directly or indirectly from any of the Group on a confidential basis, (iv) information which becomes available to Employee on a non-confidential basis from a source other than any of the Group and which source, to the best of Employee's knowledge, did not acquire the information on a confidential basis, (v) information belonging to other entities including, but not limited to, Tri-State Garden Supply d/b/a Gardenscape and/or any other entity, or (vi) information required to be disclosed by any federal or state law, rule or regulation or by any applicable judgment, order or decree or any court or governmental body or agency having jurisdiction in the premises.

All Proprietary Information shall be the sole property of the Group and their respective assigns. Employee assigns to the Company any rights Employee may have or acquire in such Proprietary Information. At all times, both during Employee's employment by the Company and after its termination, Employee shall keep in strictest confidence and trust all Proprietary Information, and Employee shall not use or disclose any Proprietary Information without the written consent of the Group, except as may be necessary in the ordinary course of performing Employee's duties as an employee of the Company. Notwithstanding the foregoing, Employee agrees that all Proprietary Information shall be kept in confidence by Employee for a period of at least three (3) years after the Termination Date of this Agreement.

          Section  17.     Inventions.  Any  and  all  inventions,  conceptions,
                           ----------
processes, discoveries, improvements, patent rights, letter patents, programs, copyrights, trademarks, trade names and applications therefore relating to technology used by the Company to treat and recycle wastewater sludge and other bio-organic wastes, utilizing certain alkaline and mineral by-products produced by cement, lime, electric utilities and other industries, in the United States and other countries, and any and all rights and interest in, to and under the same, that are conceived, made, acquired, or possessed by Employee, alone or with other employees, during the term of this Employment Agreement shall become the exclusive property of the Company and shall at all times and for all purposes be regarded as acquired and held by Employee in a fiduciary capacity for the sole benefit of the Company, and the Employee hereby assigns and agrees to assign the same to the Company without further compensation. Employee agrees that, upon request, he will promptly make all disclosures, execute all applications, assignments or other instruments and perform all acts whatsoever necessary or desired by the Company to vest and confirm in it, its successors, assigns and nominees, fully and completely, all rights and interests created or contemplated by this Section.

          Section 18.     Surrender of Documents. Employee shall, at the request
                          ----------------------
of the Company, promptly surrender to the Company or its nominee any Proprietary Information or document, memorandum, record, letter or other paper in his possession or under his control relating to the operation, business or affairs of the Group.

          Section  19.     Prior Employment Agreements.  Employee represents and
                           ---------------------------
warrants that Employee's performance of all the terms of this Employment Agreement and as an employee of the Company does not, and will not, breach any agreement to keep in confidence proprietary information acquired by Employee in confidence or in trust prior to Employee's employment by the Company. Employee has not entered into, and shall not enter into, any agreement, either written or oral, which is in conflict with this Employment Agreement or which would be violated by Employee entering into, or carrying out his obligations under, this Employment Agreement.

          Section  20.     Restrictive  Covenant.  Except  as  provided  herein
                           ---------------------
and/or as agreed by the Board of the Company, Employee acknowledges and recognizes Employee's possession of Proprietary Information and the highly competitive nature of the business of the Group and, accordingly, agrees that in consideration of the covenants and conditions contained herein Employee shall not, during the Employment Period, (i) directly or indirectly engage in any new Business Activities that do not involve the Company that relate to the treatment of biosolids, whether such engagement shall be as an employer, officer, director, owner, employee, consultant, stockholder, partner or other participant, (ii) assist others in engaging in any Business Activities in the manner described in the foregoing clause (i), or (iii) induce employees of the Company to terminate their employment with the Company or engage in any Business Activities in the world. Employee shall not for a period of one (1) year following the termination of this Agreement, for any customer and/or active potential customer of the Company that was such a customer or potential customer as of the date of termination, attempt to contact or solicit said customer or potential customer to provide like services and/or performance as had been or was proposed to be provided by the Company.

          Section  21.     Remedies.  The  parties  hereto acknowledge and agree
                           --------
that the a remedy at law for a breach or a threatened breach of the provisions of Sections 16, 17, 18 and 20 herein would be inadequate, and in recognition of this fact, in the event of a breach or threatened breach of any of such provisions, it is agreed that the parties shall be entitled to equitable relief in the form of specific performance, a temporary restraining order, a temporary or permanent injunction or any other equitable remedy which may then be available, without posting bond or other security. No remedy herein conferred is intended to be exclusive of any other remedy, and each and every such remedy shall be cumulative and shall be in addition to any other remedy given hereunder now or hereinafter existing at law or in equity or by statute or otherwise.

          Section  22.     Successive  Employment  Notice.  In  the  event  this
                           ------------------------------
Employment Agreement is terminated by Employee pursuant to Section 10, within five (5) business days after the Termination Date, Employee shall provide notice to the Company of Employee's next intended employment. If such employment is not known by Employee at such date, Employee shall notify the Company immediately upon determination of such information. Employee shall continue to provide the Company with notice of Employee's place and nature of employment and any change in place or nature of employment during the period ending one (1) year after the Termination Date.

          Section  23.     Successors.  This  Employment  Agreement  shall  be
                           ----------
binding on the Company and any successor to any of its businesses or assets. Without limiting the effect of the prior sentence, the Company shall use its best efforts to require any successor or assign (whether direct or indirect, by purchase, merger, consolidation or otherwise) to all or substantially all of the business and/or assets of the Company to expressly assume and agree to perform this Employment Agreement in the same manner and to the same extent that the Company would be required to perform it if no such succession or assignment had taken place. As used in this Employment Agreement, "Company" shall mean the Company as hereinbefore defined and any successor or assign to its business and/or assets as aforesaid which assumes and agrees to perform this Employment Agreement or which is otherwise obligated under this Agreement by the first sentence of this Section 24, by operation of law or otherwise.

          Section 24.     Binding Effect.  This Employment Agreement shall inure
                          --------------
to the benefit of and be enforceable by Employee's personal and legal representatives, executors, administrators, successors, heirs, distributees, devisees and legatees. If Employee should die while any amounts would still be payable to him hereunder if he had continued to live, all such amounts, unless otherwise provided herein, shall be paid in accordance with the terms of this Employment Agreement to Employee's estate.

          Section  25.     Modification  and  Waiver.  No  provision  of  this
                           -------------------------
Employment Agreement may be modified, waived or discharged unless such waiver, modification or discharge is agreed to in writing and signed by Employee and such officer as may be specifically designated by the Board. No waiver by either party hereto at any time of any breach by the other party hereto of, or compliance with, any condition or provision of this Employment Agreement to be performed by such other party shall be deemed a waiver of similar or dissimilar provisions or conditions at the same or at any prior or subsequent time.

          Section  26.     Headings.  Headings  used  in  this Agreement are for
                           --------
convenience  only and shall not be used to interpret or construe its provisions.

          Section 27.     Waiver of Breach.  The waiver of either the Company or
                          ----------------
Employee of a breach of any provision of this Employment Agreement shall not operate or be construed as a waiver of any subsequent breach by either the Company or Employee.

          Section  28.     Amendments.  No amendments or variations of the terms
                           ----------
and conditions of this Employment Agreement shall be valid unless the same is in writing and signed by all of the parties hereto.

          Section  29.     Severability.  The  invalidity or unenforceability of
                           ------------
any provision of this Employment Agreement, whether in whole or in part, shall not in any way affect the validity and/or enforceability of any other provision herein contained. Any invalid or unenforceable provision shall be deemed severable to the extent of any such invalidity or unenforceability.

          Section  30.     Governing  Law.  This  Employment  Agreement shall be
                           --------------
construed  and  enforced  pursuant  to  the laws of the State of placeStateOhio.

          Section  31.     Counterparts.  This  Employment  Agreement  may  be
                           ------------
executed in more than one (1) counterpart and each counterpart shall be considered an original.

          Section  32.      Survival.   The  provisions  of Sections 10, 12, 13,
                           ---------
16, 20, 21 and 22 herein shall survive termination of this Employment Agreement for any reason.

          Section  33.     Sections.  Unless  the  context  requires a different
                           --------
meaning, all references to "Sections" in this Agreement shall mean the Section of this Agreement.

          Section  34.     Publicity.  Press  releases  and  other  publicity
                           ---------
materials relating to the transactions contemplated by this Employment Agreement shall be released by the parties hereto only after review and with the consent of the other party; provided, however, that if legal counsel for the Company
                        --------  -------
advises the Company that disclosure of this Employment Agreement is required under applicable federal or state securities laws, then the Company shall be permitted to make such disclosure in the form recommended by such legal counsel without the prior consent of Employee.

          IN WITNESS WHEREOF, this Employment Agreement has been duly executed by the Company and Employee as of the date first above written.

                              N-VIRO  INTERNATIONAL  CORPORATION

                              By  /s/  Timothy  Kasmoch
                                  ---------------------

                              Its   C.E.O  +  President
                                   --------------------



                                    /s/  Robert  W.  Bohmer
                                    -----------------------
                                     Robert  W.  Bohmer

                                    EXHIBIT A
                                    ---------

                      NON-QUALIFIED STOCK OPTION AGREEMENT
                      ------------------------------------
                                       FOR
                                       ---
                                ROBERT W. BOHMER
                                ----------------
                                    Agreement
                                    ---------

                     [N-VIRO INTERNATIONAL LETTERHEAD LOGO]
                          STOCK OPTION AWARD AGREEMENT
                          (NON-QUALIFIED STOCK OPTION)
                                                                     #RWB-061207

     For value received, N-Viro International Corporation ("Company") hereby grants a STOCK OPTION for a total of 100,000 shares of the Company's Common Stock ("Stock") to Robert W. Bohmer ("Optionee") on the 12th day of June, 2007
                                                          ----
("Grant Date"), subject in all respects to the terms and provisions of the 2004 N-Viro International Corporation Stock Option Plan (the "Plan") adopted on May 12, 2004, and which is incorporated herein by reference.

     1.     Option Price.  The Option price as determined by the Plan or Plan
            ------------
Administrator shall be $2.80 per share.
                        ----

     2.     Vesting.  Exercise of this Option shall be limited as follows:
            -------

          From the Grant Date to the day before the six-month anniversary of the Grant Date, the Option may be exercised only to the extent of 25% of the aggregate number of shares originally covered by this Option.

          On or after the six-month anniversary of the Grant Date but before the day before the twelve-month anniversary of the Grant Date, the Option may be exercised only to the extent of 50% of the aggregate number of shares originally covered by this Option.

          On or after the twelve-month anniversary of the Grant Date but before the day before the eighteen-month anniversary of the Grant Date, the Option may be exercised only to the extent of 75% of the aggregate number of shares originally covered by this Option.

          On and after the eighteen-month anniversary of the Grant Date, the Option shall be exercisable in full.

               Notwithstanding any other provision of this Stock Option Award Agreement or the Plan, in the event of a Change in Control, this Option shall, immediately prior to the effective date of the Change in Control, automatically become exercisable in full for all of the shares of Stock at the time subject to this Option. For purposes of this provision, the term "Change in Control" shall mean a change in ownership or control of the Company effected through any of the following transactions:

               a) any person or related group of persons (other than the Company or a person that, prior to such transaction, directly or indirectly controls, is controlled by, or is under common control with, the Company) directly or indirectly acquires beneficial ownership (within the meaning of Rule 13d-3 under the Securities Exchange Act of 1934, as amended) of securities possessing more than fifty percent (50%) of the total combined voting power of the Company's outstanding securities pursuant to a tender or exchange offer for securities of the Company;

               b) a merger or consolidation of the Company with any other corporation (or other entity), other than a merger or consolidation which would result in the voting securities of the Company outstanding immediately prior thereto continuing to represent (either by remaining outstanding or by being converted into voting securities of the surviving entity or another entity) more than 50% of the combined voting power of the voting securities of the Company or such surviving entity outstanding immediately after such merger or consolidation; or

               c) the sale or disposition by the Company of all or substantially all of the Company's assets.

     3.     Exercise of Option.
            ------------------

          a) The Optionee may exercise the Option by delivering to the Company a written notice (a "Notice of Stock Option Exercise") in the form Exhibit A hereto includes, or in any other form the Company approves, which sets forth the optionee's election to exercise the Option, the number of shares the Optionee is purchasing and such other representations and agreements as to the Optionee's investment intent and access to information as the Company may require to comply with applicable securities laws.

          b) The Optionee must include with any exercise notice he or she delivers, the full payment of the total Exercise Price respecting the shares of Common Stock he or she is purchasing pursuant to that Exercise Notice in cash.

          c) Subject to the foregoing provisions of this Section 3, if the Exercise Notice and accompanying payment are in form and substance satisfactory to counsel for the Company, the Company will issue the purchased shares registered in the name of the Optionee or the Optionee's legal representative.

     4.     Effects  of  Termination  of  Employment.
            ----------------------------------------

          a) If a Optionee's employment with the Company is involuntarily terminated by the Company for any reason or is terminated by the Optionee for any reason, this Option shall terminate with respect to any unvested portion of the Option upon the date of such termination of employment.

          b) In connection with any termination of Optionee's employment contemplated in this Section 4(a), for any reason other than death or total and permanent disability (as defined in Section 4.2(c) of the Plan), Optionee's right to exercise the vested portion of the Option subsequent to termination of employment shall terminate ninety (90) days after the date of termination of Optionee's employment by the Company. In connection with any termination of Optionee's employment due to the death or total and permanent disability (as defined in Section 4.2(c) of the Plan) of Optionee, Optionee's right to exercise the vested portion of the Option subsequent to such termination of employment shall terminate twelve (12) months after the date of death or termination of employment by reason of such disability, as the case may be.

     5.     Compliance  with  Securities Laws.  This Option may not be exercised
            ---------------------------------
if the issuance of shares of Company Stock upon such exercise would constitute a violation of any applicable Federal or State securities or other law or valid regulation. The Optionee, as a condition to his exercise of this Option, shall represent to the Company that shares of Company Stock acquired under this Option are being acquired for investment and not with a present view to distribution or resale, unless counsel for the Company is then of the opinion that such a representation is not required under the Securities Act of 1933 or any other applicable law, regulation, or rule of any governmental agency.

     6.     Non-Transferability.  This  Option  may  not  be  transferred in any
            -------------------
manner other than by will or the laws of descent and distribution, and may be exercised during the lifetime of the Optionee only by that individual. The terms of this Option shall be binding upon the executors, administrators, heirs, successors and assigns of the Optionee.

     7. This Option may not be exercised more than ten (10) years from the date of its grant, and may be exercised during such term only in accordance with the terms of the Plan.

N-VIRO INTERNATIONAL CORPORATION


By:    /s/  James K. McHugh
      ---------------------
     James K. McHugh
     Secretary and Chief Financial Officer

Robert W. Bohmer ("Optionee") acknowledges receipt of a copy of the Plan, a copy of which is attached hereto and represents that the Optionee has read and is familiar with the terms and provisions thereunder. Optionee hereby accepts this Option subject to all of the terms and provisions of the Plan. Optionee hereby agrees to accept as binding, conclusive and final all decisions and interpretations of the N-Viro International Corporation Compensation Committee, upon any questions arising under the Plan.


   /s/   Robert Bohmer
----------------------
Signature

     Robert W. Bohmer  , Optionee
---------------------

Date:    6/12/07
       ---------











            3450 West Central Avenue        Suite 328       Toledo,
                               Ohio  43606
     Telephone:  419-535-6374        1-800-66-NVIRO       Fax:  419-535-7008
                                  www.nviro.com